UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 7, 2007
ISILON SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
3101 Western Avenue
Seattle, Washington 98121
(Address of principal executive offices, including zip code)
(206) 315-7500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 7, 2007, Isilon Systems, Inc. issued a press release relating to its financial results for its fourth quarter and year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
     This information furnished under “Item 2.02. Results of Operations and Financial Condition,” including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of Isilon Systems, Inc., except as shall be expressly set forth by specific reference in such document.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued February 7, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.
By:	/s/ Douglas Choi
Douglas Choi
General Counsel and Secretary

Date: February 7, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued February 7, 2007